INTELLIGENT BIO SOLUTIONS

Pioneering Painfree Solutions

December 2022

(NASDAQ: INBS)

Legal

Forward Looking Statements

Certain statements in this presentation may constitute "forward-looking" statements as defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"), the Private Securities Litigation Reform Act of 1995 (the "PSLRA") or in releases made by the Securities and Exchange Commission ("SEC"), all as may be amended from time to time. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of IBS, Inc. and its affiliates ("IBS") or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as the words "plan," "believe," "expect," "anticipate," "intend," "estimate," "project," "may," "will," "would," "could," "should," "seeks," or "scheduled to," or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the "safe harbor" provisions of such laws.

IBS cautions that any forward-looking statements made by IBS are not guarantees or indicative of future performance. Although IBS believes that its plans, cost estimates, returns on investments, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any forward-looking statements. IBS's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and to inherent risks and uncertainties. IBS does not have, nor undertake, any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.

These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security and may not be reproduced or redistributed in whole or in part to any other person. Recipients should seek appropriate independent professional advice prior to relying on or entering any commitment based upon materials.

All information included in this presentation is based on continuing operations, unless otherwise noted.

Investment Highlights

IBS Inc. develops non-invasive, real-time drug and point-of-care testing

Pioneering biosensor testing platform adaptable to large markets with multiple applications and indications.



Commercially available and approved fingerprinting drug detection technology makes testing easy (<10 min) and reliable for both the employer and employee.



Saliva Glucose test strip is intended to make blood-based finger pricking to monitor glucose levels obsolete.



Deep pipeline of applications for infectious disease, substance abuse and disease monitoring at POC.



Experienced Management, University Partnerships and Advisory Board members all have deep industry expertise in regulatory approvals, manufacturing as well as Intl sales and marketing.




Intelligent
Fingerprinting


Product Portfolio

Product Portfolio



Simple, reliable fingerprint drug test

- Fingerprint based drug test
- On site results in 10 minutes
- Commercialized in the U.K.
- Increasing customer base
- Launching in Asia Q1 2023
- Available in the U.S. for forensic use



Biosensor platform for diagnostic test

- R&D at Newcastle University Australia
- Printable Organic Thin Film Transistor
- Saliva Glucose Biosensor undergoing clinal test.
- Point of care testing
- Results under 1 min
- Affordable, non-invasive testing

Delivering Intelligent, pain-free solutions to customer globally

Intelligent Fingerprinting Platform

Providing a non-invasive, discreet, staff-friendly drug testing solution

3 Steps to Simpler Drug Screening

1



2



3



Portable

Our system is compact and portable, for convenient drug screening whenever it's needed, in a variety of locations

Hygienic & Easy to use

Thanks to its non-invasive, non-biohazardous technique, our fingerprint-based drug test is hygienic and simple to administer

Non-invasive & Dignified

Our system works by analyzing fingerprint sweat, so sample collection is non-invasive, simple and dignified

Cost-effective

Our multi-panel tests are quick and easy, with no need for gender-specific collectors, specialist handling or clinical waste disposal

Rapid

Fingerprint sample collection takes seconds and analysis for multiple drugs of abuse is complete in minutes

Biosensor Platform

The Biosensor is a platform technology that can be adapted to 130 different analytes by modifying the top layer.


Detection
Element
Biosensor Platform
(OTFT)


A
Glucose
GOX
Nafion
P3HT
Source
Drain
B
Glucose
GOX
Nafion
P3HT
Gate
Source/Drain

Figure Above :
Biosensor design (a) cross-section through the sensor at the source-drain channel region parallel to the channel length; (b) cross-section through the center of the device perpendicular to the channel length.

Biosensor

The core architecture of the Biosensor is patented Organic Thin Film Transistor (OTFT) technology, **which can be printed at scale, at a low cost.**

The Company has identified a pipeline of up to **130 different analytes.**

The Biosensor exhibits a linear glucose response at concentrations **100 times more sensitive** than commercial blood glucose sensors[1].

The top layer of the Biosensor is **easily modified** to detect a range of analytes. By substituting the detection element of the Biosensor, depending on the analyte to be detected, the Biosensor can monitor a wide range of saliva-based diagnostic analytes (e.g., glucose oxidase for monitoring glucose in saliva).

1 Elkington, D., Belcher, W.J., Dastoor, P.C. & Zhou, X.J., 2014, 'Detection of saliva-range glucose concentrations using organic thin-film transistors', *Applied Physics Letters*. 105. 043303. 10.1063/1.4892012.

Intellectual Property


Intelligent
Fingerprinting



12 worldwide patent family applications

- 12 granted across 45 territories
- A further 11 territories pending

Covering all aspects of fingerprint diagnostics

- Chemistry
- Screening cartridge technology
- Collection cartridge technology
- Fingerprint quantitation
- Fingerprint controlled medication dispenser
- Lab testing of fingerprints
- Accessories
- Lateral flow test strip reader

Supported by design registrations, trademarks & know-how

Market Opportunity

Leveraging Intelligent non-invasive diagnostic testing to address current global demands

iBS INTELLIGENT BIO SOLUTIONS

Global Drug Screening Market

Global Drug Screening Market to Reach $11.6B Billion by 2026[1].

Amid the COVID-19 crisis, the global market for Drugs of Abuse Testing estimated at US$4.8 Billion in the year 2020

Projected to reach a revised size of US$11.6B by 2026. $3.3B in the US alone.

Growing at a CAGR of 16.8% over the period 2021-2026. 17.5% in the US alone.

Customer Segments

- ❑ Drug testing Labs
- ❑ Workplaces
- ❑ Criminal Justice
- ❑ Law enforcements
- ❑ Schools/Colleges
- ❑ Pain Management Centres
- ❑ Transportations
- ❑ Mining
- ❑ Construction
- ❑ Military
- ❑ Individual users

[1]Global Drugs of Abuse Testing Industry", Global Industry Analysts, April 2021, www.reportlinker.com/p05960901/Global-Drugs-of-Abuse-Testing-Industry.html?utm_source=GNW

Global Diabetes Market

Market Facts and Figures[1]

The total number of people with diabetes Is predicted to rise to **643 million** (1 in 9 adults) by 2030 and **784 million** (1 in 8 adults) by 2045.

537 million adults (20-79 years) are living with diabetes worldwide - 1 in 10.

4 in 5 people with diabetes (81%) live in low income and middle-income countries.

Diabetes was responsible for an estimated **$966 billion** in global health expenditure in 2021. This represents a **316%** increase over the last 15 years.

Diabetes caused **6.7 million** deaths in 2021 - 1 every 5 seconds.

541 million adults worldwide, or **1 in 10**, have impaired glucose tolerance, placing them at high risk of developing type 2 diabetes.

An estimated 44% of adults living with diabetes (**240 million people**) are undiagnosed. Almost 90% of these people live in low income and middle-Income countries.

68% of adults with diabetes live in the 10 countries with the highest number of people with diabetes.

1 International Diabetes Federation Atlas 10th edition –Global Fact Sheet 2021
$ = USD

Achievements and Team

Completed & Anticipated Milestones

2022 | 2023

Q1 | Q2 | Q3 | Q4 | Q1 | Q2 | Q3 | Q4

Corporate

- Surpassed UK Sales from 2021
- IFP merges with GBS Inc.
- Anticipated product launch in Australia
- Anticipated product launch in South East Asia

Clinical

- COVID test
- DSR software upgrade to improve user experience
- Completed salivary and blood specimen collection study at Diabetes Research Institute, MPMC
- Anticipated completion of mile stone 7 for biosensor development
- Plan to commence clinical studies for saliva collection
- Plan to commence clinical studies on glucose biosensor
- Anticipate completing mile stone 8 for biosensor development

Manufacturing

- UK Manufacturing capacity for building DSC cartridges is 60,000 per month
- New Biosensor R&D/Manufacturing facility approved for build at University of Newcastle AU
- Plan to start building R&D/Manufacturing facility
- Anticipated 513 (g)FDA submission begins on DSR system
- Anticipated open of new R&D/Manufacturing facility

Government

- IBS received funding of $4.2 million USD from Australian MMI Grant to establish building for Biosensor R&D /Manufacturing Facility
- Plan to begin "Type Approval" Process for UK Police force
- Anticipated UK police force approval

Leadership Team Bios



Dr. Steven Boyages M.D., MB, BS, Ph.D.

Chairman of the Board

Dr. Boyages is a practicing clinician in endocrinology with 30+ years' experience in medicine, including multiple executive positions.

WESTMEAD HOSPITAL



Harry Simeonidis

CEO - IBS

Mr. Simeonidis has over 25 years' experience in global management roles in healthcare, pharmaceutical and life science businesses. Former CEO of GE Healthcare ANZ and General Manager for Surgery APAC.

GE Healthcare



Spiro Sakiris

CFO - IBS

Mr. Sakiris has 32 years' experience in accounting, taxation, IPOs, capital raising, and business system designs, including the application of IFRS and US GAAP for the life science industry.

EY



Philip Hand

Executive Chairman - IFP

Mr. Hand was instrumental in growing Cozart Bioscience plc into a leading drugs of abuse business, specialising in POCT, primarily using an oral fluid (saliva) sample. Cozart was listed on AIM and sold to Conceteno.

Intelligent Fingerprinting

Thank You

Leveraging the power of biotechnology to transform non-invasive diagnostic testing and improve lives.

INTELLIGENT BIO SOLUTIONS